UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 20, 2014

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, Steve Ortiz, Chief Operating Officer of Texas Roadhouse, Inc. (the “Company”), informed the Company’s Board of Directors of his intention to retire effective at the close of business on January 12, 2015, following the expiration of his current employment agreement on January 7, 2015.  Upon Mr. Ortiz’s retirement, Doug Thompson, Regional Market Partner for the Company, will be appointed Vice President of Operations.  In this capacity, Mr. Thompson will report to the Company’s Chairman and CEO, Kent Taylor, who will retain overall responsibility for the operations of the Company.

Item 9.01.             Financial Statements and Exhibits.

(d)                                 EXHIBITS

99.1                         Press Release dated November 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: November 25, 2014	By:	/s/ G. Price Cooper, IV
G. Price Cooper, IV
Chief Financial Officer

INDEX TO EXHIBITS

99.1              Press Release issued by the Company on November 25, 2014